Exhibit 10.24
                                                                   ------------


                                     ALLONGE
                                       to
                       SECURED CONVERTIBLE PROMISSORY NOTE
                          dated July 22, 2004, made by
                 SBS INTERACTIVE, CO. AND SBS INTERACTIVE, INC.
                             payable to the order of
                           ARTHUR COHN OR HIS ASSIGNS
                       in the original principal amount of
                   ONE HUNDRED THOUSAND DOLLARS ($100,000.00)

     That certain Secured Convertible Promissory Note described in the above caption is hereby amended as follows (all capitalized terms not otherwise defined herein having the same meanings assigned to them in such Note):

     (1) In Section 4(a)(i) of Note, by deleting the proviso set forth therein, and substituting, in lieu thereof, the following:

               "provided, that the Target Warrant Shares shall be (x) subject to adjustment prior to the "Conversion Date" (as defined herein) to reflect any and all adjustments to the "Set Price" (as defined herein, and in accordance with Section 4(d) hereof) so that the number of Target Warrant Shares (subject to clauses (y) and (z) hereof) is equal to the product of (A) two, multiplied by (B) the number of "Underlying Shares" (as defined herein), (y) subject to adjustment prior to the Conversion Date in the same manner as the shares purchasable under the Warrants are subject to adjustment from and after the Conversion Date, and (z) pro-rated, from time to time, in the event the Holder converts part but not all of the outstanding Principal Amount and accrued but unpaid interest thereon; provided, further, that in the event of any adjustment to the number of Target Warrant Shares hereunder, the "Exercise Price" (as defined in the Warrants) with respect to fifty percent (50%) of such Target Warrant Shares (as so adjusted) shall be the amount set forth in clause (i) of the definition of Exercise Price in the Warrants, and the Exercise Price with respect to the remaining fifty percent (50%) of such Target Warrant Shares (as so adjusted) shall be the amount set forth in clause (ii) of such definition of Exercise Price."

     (2) All other terms and conditions of the Note shall remain the same. This Allonge shall not be deemed a novation of the Note; and except as expressly amended hereby, the Note shall remain unmodified and in full force and effect.

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This Allonge shall be affixed to the Note and deemed to constitute an integral part thereof. All references to the Note shall hereafter be deemed references to the Note as amended by this Allonge.

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


Executed under seal and effective as of November 9, 2004.

WITNESS:                                    BORROWERS:
                                            SBS INTERACTIVE CO.


/s/ Lena Elfmont                            By:  /s/Todd E. Gotlieb
------------------------------------             -------------------------------
                                                 Name:  Todd E. Gotlieb
                                                 Title:  President


                                            SBS INTERACTIVE, INC.


/s/ Lena Elfmont                            By:  /s/Todd E. Gotlieb
------------------------------------             -------------------------------
                                                 Name:  Todd E. Gotlieb
                                                 Title:  President


Accepted and Agreed:


/s/ Arthur Cohn
----------------------
Arthur Cohn